SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2004


                             Northwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


       United States                     0-23817                  23-2900888
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

                  301 Second Avenue, Warren, Pennsylvania 16365
               --------------------------------------------------
               (Address of principal executive office) (Zip code)



Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.      Other Events and Regulation FD Disclosure

     On July 7, 2004, Northwest Bancorp, MHC and Northwest Bancorp, Inc. issued a press release regarding the proposed consolidation of First Carnegie Deposit into Northwest Savings Bank. A copy of the press release is included as Exhibit
99.1 to this report.



Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

     (a)  Financial Statements of Business Acquired: Not applicable

     (b)  Pro Forma Financial Information: Not applicable

     (c)  Exhibits:
                99.1: Press Release dated July 7, 2004





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  July 7, 2004                      By:  /s/William W. Harvey, Jr.
                                              -------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer





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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

        Exhibit 99.1 Press Release of Northwest Bancorp, MHC and Northwest Bancorp, Inc.